SHARE EXCHANGE AGREEMENT


MEMORANDUM OF AGREEMENT made as of the 9th day of January, 1997,


BETWEEN:


                  PHILIP SMART and RICHARD SMART

                  (hereinafter called the "Shareholders")

                                                              OF THE FIRST PART,

                                     - and -

                  SYMIX SYSTEMS, INC.

                  (hereinafter called "Symix")

                                                             OF THE SECOND PART,


     WHEREAS the Shareholders are the owners of all of the issued and outstanding shares (the "Visual Shares") in the capital of Visual Applications Software, Inc. ("Visual");

     AND WHEREAS by agreement dated December 31, 1996 entitled "Share Purchase Agreement" (the "Purchase Agreement") the Shareholders agreed to sell and Symix Systems (Ontario) Inc. (the "Corporation") of which Symix indirectly holds all of the issued and outstanding Common Shares, agreed to purchase the Visual Shares upon and subject to the terms and conditions therein set out;

     AND WHEREAS the authorized capital of the Corporation consists of an unlimited number of Class A Preference Shares, an unlimited number of Preference Shares and an unlimited number of Common Shares;

     AND WHEREAS pursuant to the Purchase Agreement the Shareholders have sold and transferred the Visual Shares to the Corporation, have received from the Corporation as part of the consideration therefor the sum of $1,000,000 Canadian in cash and have subscribed for and have accepted as the balance of the

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consideration  for the sale of the Visual  Shares,  250,000  Class A  Preference
Shares and 500,000 Class B Preference Shares of the Corporation which have been issued by the Corporation to the Shareholders as fully paid and nonassessable;

     AND WHEREAS the aforementioned transfer of the Visual Shares is being carried out pursuant to the provisions of subsection 85(l) of the INCOME TAX ACT (Canada);

     AND WHEREAS a subsidiary of Symix subscribed for 10 Common Shares of the Corporation in consideration of the payment by Symix to the Corporation of $1,000,000 Canadian in cash, which Common Shares have been duly issued to Symix;

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by each of the parties from the other, the parties agree as follows:

1.    Defined Terms:

     In this Agreement the following terms shall have the following meanings:

"Business Day" means a day which is not a Saturday or Sunday or civic or statutory holiday at the place where Symix has its registered office;

"Class A Preference Shares" means the 250,000 Class A Preference Shares issued by the Corporation to the Shareholders or if the Corporation should become bankrupt or insolvent or the Corporation or such shares should cease to exist, the rights of the Holder thereof derived from such shares;

"Common Shares" means the common shares of the Corporation;

"Exercise Date" has the meaning attributed thereto in section 4.2 (b);

"Exercising Holder" means a Holder of Class A Preference Shares who exercises the Right to Exchange by depositing a certificate for or other evidence of its rights with respect to Class A Preference Shares with Symix pursuant to the provisions of subsection 4.2 (a) hereof;


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"Holder" means the  registered  holder from time to time of a Class A Preference
Share or person entitled to the rights derived therefrom;

"registered"  means qualified in all of the respects referred to in subsection 3
(a) hereof;

"Registration Statement" means a registration statement on Form S-3 (or any similar form then in effect) filed with the U.S. Securities and Exchange Commission evidencing each registration of Symix Shares referred to in subsection 3 (a) hereof;

"Right to Exchange" means the right of Holders of Class A Preference Shares to acquire Symix Shares and Symix Distributions Equivalent as provided for in section 4.1 hereof;

"Symix" means Symix Systems, Inc., a corporation incorporated under the laws of the State of Ohio and includes any successor corporation thereof;

"Symix Cash Dividend" means any cash dividend declared and paid by Symix on Symix Common Shares;

"Symix Common Shares" means common shares of Symix, and includes any shares, securities or other property substituted therefor as contemplated by section 4.6 hereof;

"Symix Distributions" means Symix Cash Dividends, Symix Stock Dividends, options, rights or warrants to purchase any securities or securities convertible into or exchangeable for securities, property or other assets, whether of Symix or of any other corporation, evidences of indebtedness and any other property or assets in each case distributed with respect to Symix Common Shares at any time from and after the date hereof up to each Exercise Date;

"Symix Distributions Equivalent" means the aggregate, in U.S. funds, of the amount of cash, in the case of distributions in cash, and the fair market value at the time of distribution, in the case of distributions other than in cash, of the Symix Distributions;

"Symix Shares" means 250,000 Symix Common Shares or any part of them to be issued in exchange for 250,000 Class A Preference Shares and includes any shares, securities or other property substituted therefor as contemplated by section 4.6 hereof;


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

"Symix Stock Dividend" means a dividend declared on Symix Common Shares payable by the issuance or distribution of Symix Common Shares or other securities of Symix;

"Date of Expiry" means December 31, 2006;

2. Symix shall accept all or any part or parts of the Class A Preference Shares, in blocks of not fewer than 50,000 Class A Preference Shares which may but need not be from the combined holdings of Exercising Holders, at any time and from time to time on or after the date hereof and prior to the Date of Expiry, and provide in exchange therefor a corresponding number of the Symix Shares upon request therefor by the Exercising Holders as herein provided.

3. (a) Upon receipt of a written demand for registration from one or more of the Shareholders and the items specified in subsection 3 (b), Symix shall endeavour, at one time or from time to time, to cause the Symix Shares issued pursuant to section 4 to be registered at its expense on a Registration Statement as soon as practicable and to keep such Registration Statement in effect for 365 days or such shorter period as may be required to sell the Symix Shares covered thereby. Symix will, during the term of this Agreement, use its reasonable best efforts to qualify for registration on a Registration Statement. If common shares of Symix are listed on an exchange or are traded on the National Association of Securities Dealers Automated Quotation System National Market or a similar medium of trading, Symix shall also endeavour to list or otherwise secure trading privileges for the Symix Shares so registered. The Shareholders agree that they will only sell or transfer such Symix Shares pursuant to a Registration Statement or an opinion of counsel acceptable to Symix.

     (b) The Shareholders shall provide to Symix in connection with each registration all relevant information concerning themselves and as to the method proposed by them to dispose of the Symix Shares (which shall be by selling the Symix Shares upon a nationally recognized medium for trading Symix Common Shares in the United States of America if such a medium then exists), shall agree to indemnify and save harmless Symix with respect to all damages, loss, costs and expenses


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


          which Symix may sustain as a result of any inaccuracy in any such information, pursuant to an agreement satisfactory to Symix's counsel acting reasonably.

4. The following provisions shall govern the exchange by the Holders of Class A Preference Shares for Symix Shares:

4.1   RIGHT TO EXCHANGE

            The Holder of each Class A Preference Share shall have the right, at any time on or after the date hereof and prior to the Date of Expiry, to require Symix to accept such Class A Preference Share and to transfer to such Holder in exchange for each Class A Preference Share one (1) Symix Share plus the Symix Distributions Equivalent attributable thereto determined as at the close of business on the Exercise Date of such Right to Exchange, less the amount, if any, of cash dividends theretofore received by the Holder from the Corporation upon such Class A Preference Share, all upon and subject to the conditions provided herein.

4.2   EXERCISE OF RIGHT TO EXCHANGE

      (a) Each Holder may exercise the Right to Exchange by depositing with Symix at its principal office in the City of Columbus, Ohio the certificates representing, or other evidence of the rights of the Holder with respect to, the Class A Preference Shares in respect of which such Holder desires to exercise the Right to Exchange, with a written notice of exercise of the exchange privilege, executed by the Holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by instrument in writing.

      (b) A certificate representing Class A Preference Shares or other evidence of the rights of the Holder with respect thereto with an executed form of exercise of exchange privilege shall be deemed to be deposited upon delivery to Symix or, if sent by mall or other means of transmission, upon actual receipt thereof at, in each case, the office of Symix specified in subsection 4.2 (a). The date of receipt by Symix of such deposit is the "Exercise Date".

      (c) The form of exercise of exchange  privilege  referred to in subsection
4.2 (a) shall specify the number of Class A Preference Shares in respect of which the Right to Exchange is being exercised (being not more than the number


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

of Class A Preference Shares represented by the certificate(s) or other evidence deposited).

      (d) All Exercising Holders who duly exercise a Right to Exchange as provided hereunder on the same Exercise Date shall be treated equally, without preference or distinction, regardless of any differences in the respective times on such Exercise Date at which they exercise such Right to Exchange.

4.3   DELIVERY OF SYMIX SHARES AND SYMIX DISTRIBUTIONS EQUIVALENT

      (a) Upon receipt of the certificates for or other evidence of the rights of the Holder with respect to the Class A Preference Shares, Symix shall as soon as practicable send to the Exercising Holder certificates for Symix Shares and a cheque representing the Symix Distributions Equivalent, if any, to which the Exercising Holder is entitled. Upon each issuance of Symix Shares by Symix in accordance with this Section, all Class A Preference Shares in respect of which such Symix Shares are issued shall be recorded by Symix in the name of Symix or its designee and the Holders thereof shall cease to be Holders of record of such Class A Preference Shares and shall not be entitled to exercise any rights with respect thereto.

      (b) Upon delivery of Symix Shares and any related Symix Distributions Equivalent to an Exercising Holder pursuant to subsection 4.3 (a), the Exercising Holder shall be deemed to have acquired the Symix Shares and such Symix Distributions Equivalent effective immediately after the close of business on the Exercise Date and to have become entitled to all substitutions, all income earned thereon or accretions thereto and all dividends or distributions (including stock dividends and dividends or distributions in kind) arising thereafter upon the Symix Shares.

    (c) The Symix Shares will be issued and delivered in accordance with applicable laws. The certificates for the Symix Shares shall be legended in compliance with U.S. securities laws.

4.4   PARTIAL EXERCISE OF RIGHT TO EXCHANGE

      Subject to section 2, a Holder may exercise his Right to Exchange in respect of only part of the Class A Preference Shares represented by a

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certificate or other evidence  deposited in accordance  with  subsection 4.2 (a)
and Symix shall, within 5 Business Days after the Exercise Date, cause the Corporation to send to that Holder a certificate representing his Class A Preference Shares in respect of which the Right to Exchange hereby conferred has not been exercised.

4.5   ADJUSTMENT UPON CONSOLIDATION OR SUBDIVISION OF SYMIX COMMON SHARES

      If and whenever at any time after the date hereof and prior to the Date of Expiry the outstanding Symix Common Shares are subdivided or redivided into a greater number of Symix Common Shares or are reduced, combined or consolidated into a smaller number of Symix Common Shares, (each such event being referred to in this section 4.5 as a "change"), a Holder who exercises his Right to Exchange and to receive Symix Shares hereunder after the effective date of the change shall be entitled to receive and shall accept and Symix shall deliver on or after such effective date upon the exercise of the Right to Exchange and deposit of certificates for or other evidence with respect to Class A Preference Shares, in lieu of the number of Symix Shares deliverable prior to the effective date, the number of Symix Shares which such Holder would have been entitled to receive as a result of the change if, on the effective date thereof, he had been the registered holder of the number of Symix Common Shares which he would have received had he exercised his Right to Exchange immediately before the effective date.

4.6 ADJUSTMENT UPON CHANGE OR RECLASSIFICATION OF SYMIX COMMON SHARES OR REORGANIZATION

      If and whenever at any time after the date hereof and prior to the Date of Expiry the outstanding Symix Common Shares shall be reclassified, changed, exchanged or converted into other shares, securities or property, otherwise than as provided in section 4.5, or if the designation of or rights, privileges, restrictions and conditions attached to Symix Common Shares are changed, or if there shall be an amalgamation, merger, reorganization, liquidation, dissolution, winding-up or other similar transaction affecting Symix (other than a transaction which does not result in any reclassification of the outstanding Symix Common Shares or a change of the Symix Common Shares into other shares, securities or property), or a transfer of the undertaking or assets of Symix as an entirety or substantially as an entirety to another corporation or entity

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(any of such events being referred to in this subsection as a "Reorganization"), then a Holder who exercises his Right to Exchange and to receive Symix Shares hereunder after the effective date of the Reorganization shall be entitled to receive and shall accept and Symix shall deliver, on or after such effective date upon the exercise of the Right of Exchange and deposit of certificates for or other evidence with respect to Class A Preference Shares, in lieu of the number of Symix Shares deliverable prior to the effective date of the Reorganization, the aggregate number and kind of shares or other securities or amount of other property which such Holder would have been entitled to receive as a result of the Reorganization if, on the effective date thereof, he had been the registered holder of the number of Symix Common Shares which he would have received had he exercised his Right to Exchange immediately before the effective date of the Reorganization.

4.7   RULES APPLICABLE TO ADJUSTMENTS

      (a)   The adjustments provided for in this section 4 shall be cumulative.

      (b) If a dispute shall at any time arise with respect to the adjustments provided for in sections 4.5 or 4.6 Symix shall cause such dispute to be conclusively determined by the board of directors of Symix acting in good faith and any such determination shall be binding upon Symix and the Holders.

      (c) Whenever an event described in subsection 4.6 occurs, Symix shall forthwith give notice to Holders briefly describing the event.

5. Symix agrees to give to the Holders not less than two business days' notice of the first day upon which each block of Symix Shares is registered and accordingly can be transferred by the Holders in accordance with the applicable Registration Statement.

6. Concurrently with each issuance of the Symix Shares or each part thereof to the Holders by Symix, Symix agrees to provide to the Holders at its expense opinions of counsel to Symix in its jurisdiction of incorporation satisfactory to the Holder's counsel acting reasonably, to the effect that the Symix Shares transferred are validly issued, fully paid and non-assessable. Upon the effective date of each Registration Statement, Symix shall provide to the holders of the Symix Shares subject thereto at its expense opinions of counsel to Symix to the effect that the Registration Statement has become effective

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under the SECURITIES  Act of 1933, as amended (the "1933 Act"),  and complies as to form in all material respects with the 1933 Act and that the Symix Shares so registered can be sold under the 1933 Act as described in the Registration Statement. A corresponding opinion will be provided by Symix with respect to compliance with applicable Ohio securities laws.

7. Symix agrees upon request by the Shareholders or any of them to cause the Corporation to sanction any transfer of Class A Preference Shares of the Corporation sought to be effected by the Shareholders, their heirs, personal representatives or assigns, subject to compliance with section 11 if applicable.

8. If the closing price per Symix Common Share on the National Association of Securities Dealers Automated Quotation System National Market (or if Symix Common Shares are not then listed on such medium, on such other exchange on which said shares are then listed) on the last trading day preceding the effective date of the Registration Statement is less than 90% of such closing price per Symix Common Share on the last trading day prior to the Exercise Date, Symix shall issue forthwith to the Exercising Holder such additional number of Symix Common Shares as results from dividing such difference by the closing price per Symix Common Share on such last trading day preceding the effective date of the Registration Statement, applied to the total number of Symix Shares delivered upon each exchange, rounded up to the next highest Symix Common Share. Symix agrees to cause a Registration Statement with respect to such additional Symix Common Shares to be filed as soon as practicable to the extent that Symix determines that any of such additional Symix Common Shares cannot be added under applicable S.E.C. rules to an existing Registration Statement still effective for a period of at least 60 days. Symix shall notify the Exercising Holder accordingly.

9. (a) If the Symix Shares exchanged for Class A Preference Shares are not registered within 180 days of request therefor, Symix shall purchase from the Exercising Holder if requested by the Exercising Holder upon 5 Business Days notice to Symix each Symix Share with respect to which such requirement to purchase is exercised at a price equal to 90% of. the closing price of Symix Common Shares on the last trading day preceding the Exercise Date.


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      (b) If any of the additional  number of Symix Common Shares required to be delivered to an Exercising Holder is not registered within 180 days of such additional delivery requirement arising pursuant to section 8, Symix shall purchase from the Exercising Holder if requested by the Exercising Holder upon 5 Business Days notice to Symix each such Symix Common Share with respect to which such requirement to purchase is exercised at a price equal to the closing price of Symix Common Shares on the last trading day preceding the effective date of the Registration Statement referred to in section 8.

10. In each case of acquisition of Class A Preference Shares or Class B Preference Shares by Symix, Symix shall provide to the holder of such shares in conjunction with such acquisition and at its expense legal opinions of counsel in appropriate jurisdictions, satisfactory to the holder's counsel acting reasonably, to the effect that the transferring of such shares by the holders and their acquisition by Symix or the Corporation is in compliance with all corporate laws of Ontario and Ohio applicable to the Corporation or Symix and all U.S. federal securities laws and the securities laws of the State of Ohio and the Province of Ontario applicable to the holder, the Corporation and Symix.

11.   The Shareholders agree with Symix that

      (a) they will not transfer the Class A Preference Shares or any rights with respect thereto except by way of security, unless the Right to Exchange has first been exercised with respect to such Class A Preference Shares, and if they are transferred by the Shareholders by way of security each such transfer shall be upon the basis that the secured party will not acquire beneficial title thereto or further transfer such Class A Preference Shares or any rights with respect thereto to anyone other than the Shareholders unless the Right to Exchange has first been exercised with respect to such Class A Preference Shares;

      (b) if the Right to Exchange has been exercised they will cause the transferee to tender immediately all Class A Preference Shares to be acquired by the transferee for exchange into Symix Shares in accordance with section 2 hereof; and


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      (c)   any  transferee of the Class A Preference  Shares or any rights with respect thereto will be a resident of Ontario, not a U.S. Person as defined in the Purchase Agreement, and will agree to be bound by this Agreement, except if the transferee is a Canadian Chartered Bank it may be a resident of any Canadian province.

12. This Agreement shall be governed by the laws of the Province of Ontario and may be enforced in the Courts of that Province or in the Courts of the State of Ohio.

13. This agreement shall enure to the benefit of the Shareholders, their heirs, personal representatives and assigns and shall be binding upon Symix and its successors.

            IN WITNESS WHEREOF the parties have executed this agreement as of the date first mentioned above.

________________________________       _____________________________________
                                       Philip Smart


________________________________       _____________________________________
                                       Richard Smart



                                       SYMIX SYSTEMS, INC.


                                       Per:___________________________________
                                           (Authorized Signing Officer)


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